Filed pursuant to Rule 497

File No. 333-286054

Rule 482ad

SOUND POINT MERIDIAN CAPITAL PRICES OFFERING OF PREFERRED SHARES

NEW YORK – July 8, 2025 – Sound Point Meridian Capital, Inc. (the “Company”) (NYSE: SPMC) today announced that it has priced an underwritten public offering of 2,000,000 shares of its 7.875% Series B Preferred Shares due 2030 (the “Preferred Shares”) at a public offering price of $25 per share, which will result in net proceeds to the Company of approximately $48.2 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. The Preferred Shares are rated ‘BBB’ by Egan-Jones Ratings Company, an independent rating agency. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 300,000 shares of Preferred Shares on the same terms and conditions.

The Preferred Shares offering is expected to close on July 15, 2025, subject to customary closing conditions. The Company intends to list the Preferred Shares on the New York Stock Exchange within 30 days of the original issue date under the symbol “SPME.”

Oppenheimer & Co. Inc., B. Riley Securities, Inc., Janney Montgomery Scott LLC, Lucid Capital Markets, LLC, and Piper Sandler & Co. are acting as joint bookrunners for the offering. A.G.P./Alliance Global Partners LLC, Clear Street LLC, InspereX LLC, and R. Seelaus & Co., LLC are serving as co-managers for the offering.

Investors should consider the Company’s investment objectives, risks, charges, and expenses carefully before investing. The preliminary prospectus dated June 25, 2025, which has been filed with the Securities and Exchange Commission (“SEC”), contains this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus and this press release is not complete and may be changed. The preliminary prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A registration statement relating to these securities is on file with and has been declared effective by the SEC.

The offering may be made only by means of a prospectus, copies of which may be obtained by writing Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by telephone at (212) 667-8055, or by email at FixedIncomeProspectus@opco.com. Copies may also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.

Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A security rating is not a recommendation to buy, sell or hold securities, and any such rating may be subject to revision or withdrawal at any time by the applicable rating agency.

ABOUT THE COMPANY

The Company is an externally managed, non-diversified closed-end management investment company. The Company’s investment objective is to generate high current income, with a secondary objective to generate capital appreciation, by investing primarily in third-party collateralized loan obligation (“CLO”) equity and mezzanine tranches of predominately U.S. dollar-denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. The Company is externally managed and advised by Sound Point Meridian Management Company, LLC, a Delaware limited liability company. The Company’s public filings are available free of charge by writing to the Company at 375 Park Avenue, 34th Floor, New York, New York 10152, Attention: Investor Relations, or by telephone at (833) 217-6665.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Sound Point Meridian Capital, Inc.

Investor Relations:

Julie Smith – Sound Point Capital

(833) 217-6665

ir@soundpointmeridiancap.com

www.soundpointmeridiancap.com

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE